UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2019

THEMAVEN, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200 Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into Material Definitive Agreement.

On June 28, 2019, TheMaven, Inc., ( “Maven”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several accredited investors (the “Investors”), pursuant to which Maven sold an aggregate of 23,100 shares of Maven’s Series I Convertible Preferred Stock, par value $0.01 per share (the “Series I Preferred Stock”), at a stated value of $1,000 (the “Stated Value”), initially convertible into 46,200,000 shares of Maven’s common stock, par value $0.01 per share (the “Common Stock”), at a conversion rate equal to the Stated Value divided by the conversion price of $0.50, for aggregate gross proceeds of $23.1 million.

The number of shares issuable upon conversion of the Series I Preferred Stock is adjustable in the event of stock splits, stock dividends, combinations of shares and similar transactions. All of the shares of Series I Preferred Stock shall convert automatically into shares of Common Stock on the date which an amendment to Maven’s Certificate of Incorporation, which increases the number of authorized shares of Common Stock to such number that all of the Series I Preferred Stock and all of Maven’s Series H Convertible Preferred Stock may be converted in full by the holders thereof, is filed and accepted with the State of Delaware.

B. Riley FBR, Inc., a full service investment bank and wholly-owned subsidiary of B. Riley Financial, Inc. (“B. Riley”) acted as placement agent for the financing and earned a fee of $1,386,000 in consideration for its services plus $52,500 in reimbursement of legal fees and other transaction costs. Maven intends to use the net proceeds of approximately $21.7 million from the financing to partially re-pay that previously announced Amended and Restated 12.0% Senior Secured Note, due June 14, 2022 (the “Note”), in the aggregate principal amount of $68,000,000, issued on June 14, 2019 to an affiliated entity of B. Riley, and to pay deferred fees of approximately $3.4 million related to that borrowing facility.

Additionally, pursuant to a Registration Rights Agreement (“Registration Rights Agreement”) entered into in connection with the Securities Purchase Agreement, Maven agreed to register the shares issuable upon conversion of the Series I Preferred Stock for resale by the Investors. Maven has committed to file the registration statement by no later than the 30th calendar day following the date Maven files its (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2018, (b) all its required Quarterly Reports on Form 10-Q since the quarter ended September 30, 2018, through the quarter ended September 30, 2019 and its refiling of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and (c) Current Report on Form 8-K in connection with the acquisitions of The Street, Inc. and its license with ABG-SI LLC, with the Securities and Exchange Commission, but in no event later than December 1, 2019 (the “Filing Date”). Maven has also committed to cause the registration statement to become effective by no later than 90 days after the Filing Date (or, in the event of a full review by the staff of the Securities and Exchange Commission, 120 days following the Filing Date). The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events up to a maximum amount of 6% of the aggregate amount invested by such Investor pursuant to the Purchase Agreement.

The foregoing is only a brief description of the respective material terms of the Securities Purchase Agreement and the Registration Rights Agreement and is qualified in its entirety by reference to the form of Purchase Agreement and the Registration Rights Agreement that are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 — Unregistered Sales of Equity Securities

The information required by this item is incorporated by reference from Item 1.01 hereof.

The securities sold in this financing have not been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption under Section 4(a)(2) of the Act and Regulation D promulgated thereunder for transactions of an issuer not involving a public offering, and may not be offered or sold in the United States absent registration under the Act or an exemption from such registration requirements.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 27, 2019, Maven filed a Certificate of Designation of Preferences, Rights and Limitations of Series I Convertible Preferred Stock (the “Series I Certificate of Designation”) with the Secretary of State of the State of Delaware, pursuant to which Maven designated 25,800 shares of Preferred Stock, par value $0.01 per share, as Series I Convertible Preferred Stock (“Series I Preferred Stock”). Shares of Series I Preferred Stock shall vote with the shares of Common Stock on an as-converted basis, have certain customer protective provisions and are only entitled to dividends if and to the extent any dividends are paid on the shares of Maven’s Common Stock. Additional information required by this item is incorporated by reference from Item 1.01 hereof.

The foregoing is only a brief description of the Series I Certificate of Designation and is qualified in its entirety by reference to the Series I Certificate of Designation that is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 — Other Events.

On July 3 2019, the Company issued a press release announcing the offering of the Series I Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series I Convertible Preferred Stock

10.1	Form of Securities Purchase Agreement, dated as of June 28, 2019, among TheMaven, Inc. and each of the several purchasers signatory thereto

10.2	Form of Registration Rights Agreement, dated as of June 28, 2019, among TheMaven, Inc. and each of the several purchasers signatory thereto

99.1	Press Release, dated July 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: July 3, 2019	By:	/s/ Josh Jacobs
Name: Josh Jacobs
Title: President